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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 21, 1999

                          MORGAN STANLEY CAPITAL I INC.
             (Exact name of registrant as specified in its charter)

        DELAWARE                    333-62911                  13-3291626
    (State or Other          (Commission File Number)        (I.R.S. Employer
Jurisdiction Incorporation)                               Identification Number)

                       ----------------------------------

                                  1585 Broadway
                                    2nd Floor
                            New York, New York 10036
                          (principal executive offices)
                                 (212) 761-4000

Item 2. ACQUISITION OR DISPOSITION OF ASSETS

     On April 21, 1999, a single series of certificates, entitled Morgan Stanley Capital I Inc. Commercial Mortgage Pass-Through Certificates, Series 1999-FNV1 (the "Certificates"), was issued pursuant to a pooling and servicing agreement dated as of April 1, 1999 (the "Pooling and Servicing Agreement"), attached hereto as Exhibit 4.1, among Morgan Stanley Capital I Inc. (the "Depositor") as depositor, AMRESCO Services, L.P., as master servicer, Banc One Mortgage Capital Markets, LLC, as special servicer, and Norwest Bank Minnesota, National Association, as Trustee. The Certificates consist of nineteen classes identified as the "Class A1 Certificates," the "Class A2 Certificates," the "Class X Certificates," the "Class B Certificates," the "Class C Certificates," the "Class D Certificates," the "Class E Certificates," the "Class F Certificates," the "Class G Certificates," the "Class H Certificates," the "Class J Certificates," the "Class K Certificates," the "Class L Certificates," the "Class M Certificates," the "Class N Certificates," the "Class O Certificates," the Class R-I Certificates," the "Class R-II Certificates," and the "Class R-III Certificates," respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of 194 fixed rate, multifamily and commercial mortgage loans (the "Mortgage Loans") having, as of the close of business on the Cut-off Date (as defined in the Pooling and Servicing Agreement), an aggregate principal balance of $632,094,383 after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received.

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     The Class A1 Certificates have an initial Class Principal Balance of
$101,000,000. The Class A2 Certificates have an initial Class Principal Balance of $339, 985,000. The Class X Certificates have an initial Class Notional Amount of $632,094,383. The Class B Certificates have an initial Class Principal Balance of $33,185,000. The Class C Certificates have an initial Class Principal Balance of $26,864,000. The Class D Certificates have an initial Class Principal Balance of $12,642,000. The Class E Certificates have an initial Class Principal Balance of $30,025,000. The Class F Certificates have an initial Class Principal Balance of $14,222,000. The Class G Certificates have an initial Class Principal Balance of $20,543,000. The Class H Certificates have an initial Class Principal Balance of $7,901,000. The Class J Certificates have an initial Class Principal Balance of $9,481,000. The Class K Certificates have an initial Class Principal Balance of $7,902,000. The Class L Certificates have an initial Class Principal Balance of $6,321,000. The Class M Certificates have an initial Certificate Principal Amount of $6,321,000. The Class N Certificates have an initial Certificate Principal Amount of $9,481,000. The Class O Certificates have an initial Certificate Principal Amount of $6,321,383. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


      (a) Financial Statements of Business Acquired
          Not applicable.

      (b) Pro Forma Financial Information
          Not applicable.

      (c) Exhibits.


                    Exhibit No.
                    of Item 601 of
Exhibit No.         Regulation S-K    Description
-----------         --------------    -----------
4.1                 4                 Pooling and Servicing Agreement dated as
                                      of April 1, 1999 among Morgan Stanley
                                      Capital I Inc. as depositor, AMRESCO
                                      Services, L.P. as master servicer, Banc
                                      One Mortgage Capital Markets, LLC, as
                                      special servicer, and Norwest Bank
                                      Minnesota, National Association, as
                                      trustee.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:        May 4, 1999

MORGAN STANLEY CAPITAL I INC.

By: /s/ Russell Rahbany
   --------------------
    Name:  Russell Rahbany
    Title: Vice President














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